BLACKROCK FUNDS V

BlackRock Impact Mortgage Fund

(the “Fund”)

Supplement dated May 28, 2025 to the

Summary Prospectuses and Prospectuses of the Fund,

each dated January 28, 2025, as supplemented to date

On May 27, 2025, the Board of Trustees of the Fund (the “Board”) approved certain changes to the Fund’s investment strategies.

Accordingly, effective immediately, the following changes are hereby made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The first two sentences of the sixth paragraph under the section of each Summary Prospectus entitled “Key Facts About BlackRock Impact Mortgage Fund — Principal Investment Strategies of the Fund” and the first two sentences of the sixth paragraph under the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Impact Mortgage Fund — Principal Investment Strategies of the Fund” are deleted in their entirety.

The first two sentences of the sixth paragraph under the section of each Prospectus entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” are deleted in their entirety.

Shareholders should retain this Supplement for future reference.

PR2-IMP-0525SUP